UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 2, 2018
 _____________________________________________
Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
 _____________________________________________

Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Exchange Offers

On October 2, 2018, Marathon Petroleum Corporation (“MPC”) settled the previously announced exchange offers and consent solicitations (the “Exchange Offers”) for (i) any and all 5.375% Senior Notes due October 1, 2022 issued by Andeavor (the “Existing Andeavor 5.375% 2022 Notes”) for up to an aggregate principal amount of $475.0 million new 5.375% Senior Notes due October 1, 2022 issued by MPC (the “New MPC 5.375% 2022 Notes”) and cash, (ii) any and all 4.750% Senior Notes due December 15, 2023 issued by Andeavor (the “Existing Andeavor 4.750% 2023 Notes”) for up to an aggregate principal amount of $850.0 million of new 4.750% Senior Notes due December 15, 2023 issued by MPC (the “New MPC 4.750% 2023 Notes”) and cash, (iii) any and all 5.125% Senior Notes due April 1, 2024 issued by Andeavor (the “Existing Andeavor 5.125% 2024 Notes”) for up to an aggregate principal amount of $300 million new 5.125% Senior Notes due April 1, 2024 issued by MPC (the “New MPC 5.125% 2024 Notes”) and cash, (iv) any and all 5.125% Senior Notes due December 15, 2026 issued by Andeavor (the “Existing Andeavor 5.125% 2026 Notes”) for up to an aggregate principal amount of $750 million new 5.125% Senior Notes due December 15, 2026 issued by MPC (the “New MPC 5.125% 2026 Notes”) and cash, (v) any and all 3.800% Senior Notes due April 1, 2028 issued by Andeavor (the “Existing Andeavor 3.800% 2028 Notes”) for up to an aggregate principal amount of $500 million new 3.800% Senior Notes due April 1, 2028 issued by MPC (the “New MPC 3.800% 2028 Notes”) and cash and (vi) any and all 4.500% Senior Notes due April 1, 2048 issued by Andeavor (the “Existing Andeavor 4.500% 2048 Notes”) for up to an aggregate principal amount of $500 million new 4.500% Senior Notes due April 1, 2048 issued by MPC (the “New MPC 4.500% 2048 Notes”) and cash.

The Existing Andeavor 5.375% 2022 Notes, the Existing Andeavor 4.750% 2023 Notes, the Existing Andeavor 5.125% 2024 Notes, the Existing Andeavor 5.125% 2026 Notes, the Existing Andeavor 3.800% 2028 Notes and the Existing Andeavor 4.500% 2048 Notes are referred to herein collectively as the “Existing Andeavor Notes.” The New MPC 5.375% 2022 Notes, the New MPC 4.750% 2023 Notes, the New MPC 5.125% 2024 Notes, the New MPC 5.125% 2026 Notes, the New MPC 3.800% 2028 Notes and the New MPC 4.500% 2048 Notes are referred to herein collectively as the “New MPC Notes.”

The Exchange Offers were made in connection with the MPC’s acquisition of Andeavor that closed on October 1, 2018.

New MPC Notes

Pursuant to the Exchange Offers, MPC issued approximately (i) $336.8 million in aggregate principal amount of New MPC 5.375% 2022 Notes, (ii) $614.0 million in aggregate principal amount of New MPC 4.750% 2023 Notes, (iii) $241.3 million in aggregate principal amount of New MPC 5.125% 2024 Notes, (iv) $718.9 million in aggregate principal amount of New MPC 5.125% 2026 Notes, (v) $496.5 million in aggregate principal amount of New MPC 3.800% 2028 Notes and (vi) $497.6 million in aggregate principal amount of New MPC 4.500% 2048 Notes.

The New MPC 5.375% 2022 Notes mature on October 1, 2022 and bear interest at a rate of 5.375% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2019. The New MPC 4.750% 2023 Notes mature on December 15, 2023 and bear interest at a rate of 4.750% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2018. The New MPC 5.125% 2024 Notes mature on April 1, 2024 and bear interest at a rate of 5.125% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2019. The New MPC 5.125% 2026 Notes mature on December 15, 2026 and bear interest at a rate of 5.125% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2018. The New MPC 3.800% 2028 Notes mature on April 1, 2028 and bear interest at a rate of 3.800% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2019. The New MPC 4.500% 2048 Notes mature on April 1, 2048 and bear interest at a rate of 4.500% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2019.

The New MPC Notes are unsecured senior obligations of MPC and rank equally in right of payment with all of its other senior unsecured debt and are structurally subordinated to the secured and unsecured debt of MPC’s subsidiaries, including any debt of Andeavor LLC (successor by merger to Andeavor) that remains outstanding. The New MPC Notes have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The New MPC Notes are governed by an indenture, dated as of February 1, 2011, by and between MPC and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as previously supplemented by the First Supplemental Indenture, dated as of September 5, 2014 (the “First Supplemental Indenture”) and the Second Supplemental Indenture, dated as of December 14, 2015 (the “Second Supplemental Indenture”). The Base Indenture has been further supplemented to create and provide for the terms of the New MPC Notes by: (i) the third supplemental indenture, dated as of October 2, 2018 (the “Third Supplemental Indenture”), with respect to the New MPC 5.375% 2022 Notes; (ii) the fourth supplemental indenture, dated as of October 2, 2018 (the “Fourth Supplemental Indenture”), with respect to the New MPC 4.750% 2023 Notes; (iii) the fifth supplemental indenture, dated as of October 2, 2018 (the “Fifth Supplemental Indenture”), with respect to the New MPC 5.125% 2024 Notes; (iv) the sixth supplemental indenture, dated as of October 2, 2018 (the “Sixth Supplemental Indenture”), with respect to the New MPC 5.125% 2026 Notes; (v) the seventh supplemental indenture, dated as of October 2, 2018 (the “Seventh Supplemental Indenture”), with respect to the New MPC 3.800% 2028 Notes; and (vi) the eighth supplemental indenture, dated as of October 2, 2018 (the “Eighth Supplemental Indenture”), with respect to the New MPC 4.500% 2048 Notes.

The Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture are collectively referred to as the “Indenture.”

The Indenture contains customary reporting and restrictive covenants that, among other things, limit the ability of MPC and its subsidiaries to create or incur mortgages and other liens and to enter into sale and leaseback transactions with respect to principal properties. The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or the acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments.

MPC may redeem the New MPC 5.375% 2022 Notes, in whole or in part, at MPC’s option, at the redemption prices (expressed as a percentage of principal amount) set forth in the Third Supplemental Indenture as applicable to the redemption date, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

MPC may redeem the New MPC 5.125% 2024 Notes, in whole or in part, at MPC’s option, at any time and from time to time prior to April 1, 2019, at a redemption price equal to 100% of the principal amount of the New MPC 5.125% 2024 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption, plus the “make whole amount” as defined in the Indenture. MPC may redeem the New MPC 5.125% 2024 Notes, in whole or in part, at MPC’s option, at any time on or after April 1, 2019, at the redemption prices (expressed as a percentage of principal amount) set forth in the Fifth Supplemental Indenture as applicable to the redemption date, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

MPC may redeem the New MPC 4.750% 2023 Notes, the New MPC 5.125% 2026 Notes, the New MPC 3.800% 2028 Notes and the New MPC 4.500% 2048 Notes, in whole or in part, at MPC’s option, at any time and from time to time prior to October 15, 2023 with respect to the New MPC 4.750% 2023 Notes, September 15, 2026 with respect to the New MPC 5.125% 2026 Notes, January 1, 2028 with respect to the New MPC 3.800% 2028 Notes and October 1, 2047 with respect to the New MPC 4.500% 2048 Notes, at a redemption price equal to the greater of: (i) 100% of the principal amount of the notes to be redeemed or (ii) the sum of the present values of the principal amount and the remaining scheduled payments of interest on the notes to be redeemed (if such New MPC Notes matured on the applicable date set forth above), discounted from the scheduled payment dates to the date of redemption at the “treasury rate,” as defined in the Indenture, plus 50 basis points with respect to the New MPC 4.750% 2023 Notes, 50 basis points with respect to the New MPC 5.125% 2026 Notes, 25 basis points for the New MPC 3.800% 2028 Notes and 30 basis points for the New MPC 4.500% 2048 Notes, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

MPC may redeem the New MPC 4.500% 2023 Notes, the New MPC 5.125% 2026 Notes, the New MPC 3.800% 2028 Notes and the New MPC 4.500% 2048 Notes, in whole or in part, at MPC’s option, at any time and from time to time on or after October 15, 2023 with respect to the New MPC 4.750% 2023 Notes, September 15, 2026 with respect to the New MPC 5.125% 2026 Notes, January 1, 2028 with respect to the New MPC 3.800% 2028 Notes and October 1, 2047 with respect to the New MPC 4.500% 2048 Notes, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

The foregoing descriptions of the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture are qualified in their entirety by reference to the entire text of such agreements, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the New MPC Notes, MPC also entered into a registration rights agreement, dated October 2, 2018 (the “Registration Rights Agreement”), by and among MPC, as issuer, and each of Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as dealer managers (the “Dealer Managers”). Under the Registration Rights Agreement, MPC agreed, among other things, to: (i) file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the New MPC Notes within 180 days after October 2, 2018 (the “Settlement Date”); (ii) cause such exchange offer registration statement to be declared effective by the SEC within 255 calendar days after the Settlement Date; (iii) keep such exchange offer registration statement effective until the closing of the exchange offers; and (iv) subject to certain limitations, cause the exchange offers to be consummated not later than 365 days following the Settlement Date.

If, among other events, the exchange offers are not consummated on or prior to the 365th day following the Settlement Date, MPC would be required to pay special additional interest, in an amount equal to 0.25% per annum of the principal amount of the New MPC Notes, for the first 90 days following default. Thereafter, the amount of special additional interest will increase to 0.50% per annum until all registration defaults are cured.

The Dealer Managers have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPC and its affiliates for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the entire text of such agreement, a copy of which is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Remaining Existing Andeavor Notes

Following the consummation of the Exchange Offers, Andeavor LLC (as successor by merger to Andeavor) and MPC Finance Co., a wholly-owned subsidiary of MPC and co-issuer of the Existing Andeavor Notes, had outstanding approximately (i) $138.2 million in aggregate principal amount of Existing Andeavor 5.375% 2022 Notes, (ii) $236.0 million in aggregate principal amount of Existing Andeavor 4.750% 2023 Notes, (iii) $58.7 million in aggregate principal amount of Existing Andeavor 5.125% 2024 Notes, (iv) $31.3 million in aggregate principal amount of Existing Andeavor 5.125% 2026 Notes, (v) $3.5 million in aggregate principal amount of Existing Andeavor 3.800% 2028 Notes and (vi) $2.4 million in aggregate principal amount of Existing Andeavor 4.500% 2048 Notes. The Existing Andeavor Notes are the senior unsecured obligations of Andeavor LLC and MPC Finance Co.

Item 8.01	Other Events.
On September 28, 2018, Andeavor announced the preliminary results of the cash/stock election that was available to its stockholders of record in connection with the MPC acquisition of Andeavor (the “Merger”). The notice of guaranteed delivery period applicable to such election expired on October 1, 2018, and in connection therewith we announce the following final results of the cash/stock election:

•
Because the stock consideration option was oversubscribed, stockholders of record of Andeavor who validly elected to receive the stock consideration of 1.87 shares of MPC common stock per share of Andeavor common stock (the “Stock Consideration”) and stockholders of record of Andeavor who failed to make a valid election prior to the 5:00 p.m. Eastern Daylight Time deadline on September 27, 2018 (the “Election Deadline”) are each receiving, subject to rounding, the Stock Consideration for approximately 87% of their shares of Andeavor common stock, with cash in lieu of any fractional share of Andeavor common stock, and $152.27 in cash (the “Cash Consideration”) with respect to the remaining shares of Andeavor common stock held by them of record as of immediately prior to the effective time of the Merger (except for excluded shares of Andeavor common stock as more particularly set forth in the Agreement and Plan of Merger (the “Merger Agreement”)); and

•
Stockholders of record of Andeavor who validly elected to receive the Cash Consideration prior to the Election Deadline, are receiving $152.27 for each share of Andeavor common stock held by them of record as of immediately prior to the effective time of the Merger (except for excluded shares as more particularly set forth in the Merger Agreement).

Based on the final prorationing described above, the Andeavor stockholders are receiving in the aggregate approximately 239.8 million shares of MPC common stock (which excludes shares to be issued in the future under certain Andeavor equity awards that were converted into MPC equity awards as a result of the Merger) and approximately $3.485 billion in cash.

The issuance of shares of MPC common stock in connection with the Merger was registered under the Securities Act pursuant to MPC’s registration statement on Form S-4 (Registration No. 333-225244) declared effective by the SEC on August 3, 2018. The joint proxy statement/prospectus (the “Joint Proxy Statement / Prospectus”) included in the registration statement contains additional information about the Merger, and incorporates by reference additional information about the Merger from Current Reports on Form 8-K filed by Andeavor and MPC.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, including Amendment No. 1, which was filed as Annex A to the Joint Proxy Statement/Prospectus, and Amendment No. 2, which was filed as Exhibit 2.1 to MPC’s Current Report on Form 8-K filed on September 18, 2018. The Merger Agreement is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of October 2, 2018, by and between MPC and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).
4.2	Fourth Supplemental Indenture, dated as of October 2, 2018, by and between MPC and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).
4.3	Fifth Supplemental Indenture, dated as of October 2, 2018, by and between MPC and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).
4.4	Sixth Supplemental Indenture, dated as of October 2, 2018, by and between MPC and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).
4.5	Seventh Supplemental Indenture, dated as of October 2, 2018, by and between MPC and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).
4.6	Eighth Supplemental Indenture, dated as of October 2, 2018, by and between MPC and the Bank of New York Mellon Trust Company, N.A. (including Form of Note).
4.7	Registration Rights Agreement, dated as of October 2, 2018, by and between MPC, as issuer, each of Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as dealer managers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: October 5, 2018	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary